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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549


                                   ----------

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  July 16, 1997

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                                   TEXACO INC.
             (Exact name of registrant as specified in its charter)



             Delaware                      1-27                 74-1383447
(State or other jurisdiction of       (Commission File       (I.R.S. Employer
           incorporation)                  Number)        Identification Number)



      2000 Westchester Avenue,                                      10650
       White Plains, New York                                     (Zip Code)
(Address of principal executive offices)

                                 (914) 253-4000

              (Registrant's telephone number, including area code)



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


Item 5. Other Events
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1.       On July 16, 1997,  the  Registrant  announced that it, Saudi Aramco and
         Shell Oil Company signed a memorandum of understanding to combine their Eastern and Gulf Coast U.S. refining and marketing businesses. The new company will continue to market gasoline under both the Texaco and Shell brands through the thousands of independent wholesalers and
         retailers   who  bring  the  products  to  the   consumer.   Currently,
         Texaco-branded products are marketed in this geographic area by Star Enterprise, a 50/50 joint venture between subsidiaries of Texaco and Saudi Aramco.

         Under the terms of the memorandum of understanding, Texaco, Shell and Saudi Refining, Inc. a corporate affiliate of Saudi Aramco, will form a limited liability company comprising their Eastern and Gulf Coast refining and marketing businesses. The initial ownership of the new venture will be 35 percent Shell, 32.5 percent Texaco and 32.5 percent Saudi Refining, Inc. The percentages may be adjusted in the future according to the performance of the assets. Until completion of regulatory review and definitive agreements, all Texaco, Star Enterprise and Shell downstream operations will continue to operate separately.

         On July 16, 1997, the Registrant issued a Press Release entitled "Shell, Texaco and Saudi Refining, Inc. Sign Memorandum of Understanding To Combine Eastern and Gulf Coast Refining and Marketing Operations," a copy of which is attached hereto as Exhibit 99.1 and made a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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(c)      Exhibits

   99.1 Press Release issued by Texaco Inc. dated July 16, 1997, entitled "Shell, Texaco and Saudi Refining, Inc. Sign Memorandum of Understanding To Combine Eastern and Gulf Coast Refining and Marketing Operations".

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PR8knov14.doc

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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                                                  TEXACO INC.
                                                           ---------------------
                                                                 (Registrant)





                                                       By:     Robert E. Koch
                                                           ---------------------
                                                           (Assistant Secretary)






Date: July 17, 1997
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